UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 3, 2006

                       Canterbury Park Holding Corporation
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

           001-31569                                   41-1775532
    (Commission File Number)               (IRS Employer Identification No.)

                 1100 Canterbury Road, Shakopee, Minnesota 55379
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 445-7223
              (Registrant's telephone number, including area code)
                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On November 3, 2006, Canterbury Park Holding Corporation (the "Company") issued a press release announcing approval by its Board of Directors of a stock buyback plan under which Canterbury Park Holding Corporation is authorized to repurchase up to 100,000 shares of its Common Stock. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.


Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Press release dated November 3, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CANTERBURY PARK HOLDING CORPORATION

Dated: November 3, 2006                      By: /s/ Randall D. Sampson
                                                 -------------------------------
                                                 Randall D. Sampson
                                                 Chief Executive Officer